                                                                    EXHIBIT 10.8

                     PROMISSORY NOTE MODIFICATION AGREEMENT

THIS NOTE MODIFICATION AGREEMENT ("Modification") is dated effective as of February 3, 2004, by and between SAFE AUTO GROUP, INC., AN OHIO CORPORATION ("Borrower"), and NATIONAL CITY BANK, A NATIONAL BANKING ASSOCIATION ("Bank").

WHEREAS, Bank previously agreed to lend to Borrower an amount not to exceed the sum of Five Million and 00/100 Dollars ($5,000,000.00) ("Loan"), which Loan was evidenced by a certain promissory note dated February 22, 2002, (as extended, amended or otherwise modified to date, the "Note") and a Commercial Note Addendum dated of even date with said Note (the "Addendum") (the said Note, Addendum, and any other instrument or document given in connection with or to secure the Loan being collectively referred to herein as "Loan Documents"); and

WHEREAS, the Loan was jointly and severally guaranteed by Ari Deshe, individually and Jon Diamond, individually, (collectively, the "Guarantors", and individually a "Guarantor"), pursuant to that certain limited guaranty agreement dated of even date with the Note (the "Guaranty"), which Guaranty provides that the liability of Guarantors is limited to $2,500,000.00, plus interest, late charges and certain other costs and expenses; and

WHEREAS, the parties hereto have agreed to modify the Note to increase the face amount thereof to $8,000,000.00.

NOW, THEREFORE, in consideration of the foregoing promises and the covenants contained herein, the parties hereto agree as follows:

1. Liability of Borrower. Borrower hereby ratifies and reconfirms Borrower's obligations and all liability to Bank under the terms and conditions of the Loan Documents and acknowledges that Borrower has no defenses to or rights of set-off against Borrower's obligations and all liability to Bank thereunder. Borrower further acknowledges that Bank has performed all of Bank's obligations under the Loan Documents.

2. Modification. As of the effective date hereof, the face amount of the Note is hereby increased to $8,000,000.00. All references in the Loan Documents to $5,000,000.00 as representing either the face amount of the Note or the initial amount of the "Subject Commitment" shall as of the effective date of this Modification be references to $8,000,000.00. Nothing in the foregoing sentence shall modify or otherwise affect any provision of the Note that provides or allows for the reduction, termination or other change in the amount of the Subject Commitment.

3. Modification Fee. In consideration of Bank agreeing to this Modification, Borrower shall pay Bank, on the date of this Modification, a non-refundable modification fee in an amount equal to Seven Thousand Five Hundred and 00/100 Dollars ($7,500.00).

4. Ratification of Loan Documents. The Loan Documents are in all respects ratified and confirmed by the parties hereto and incorporated by reference herein, and each of the Loan Documents and this Modification shall be read, taken and construed as one and the same instrument. All collateral securing the Note, shall continue to secure the Note as modified hereby. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Note. In the event of any conflict between the terms and provisions of this Modification and the terms and provisions of the Note, the terms and provisions of this Modification shall control. This Modification shall not be effective unless and until each of the Guarantors executes the Guarantors' Consent attached to and made a part hereof.

5. CONFESSION OF JUDGMENT. Borrower hereby authorizes any attorney at law to appear in any state or federal court of record in the United States of America after the maturity hereof (whether occurring by lapse of time or acceleration), to waive the issuance and service of process, to admit the maturity of the Note and the amount then appearing due, to confess judgment against Borrower in favor of the holder hereof for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. No judgment shall bar any subsequent judgment. Should any judgment be vacated for any reason, this warrant of attorney nevertheless may thereafter be used for obtaining additional judgments.

IN WITNESS WHEREOF, the undersigned have caused this Modification to be executed as of the day and year first above written.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                        Borrower:

                                        SAFE AUTO GROUP, INC.

                                        By:/s/ Ari Deshe
                                           -------------------------------------
                                           ARI DESHE, CHAIRMAN

                                        Bank:

                                        NATIONAL CITY BANK

                                        By:/s/ Brian T. Strayton
                                           -------------------------------------
                                           BRIAN T. STRAYTON, VICE PRESIDENT

                 [GUARANTORS' CONSENT APPEARS ON FOLLOWING PAGE]

                               GUARANTORS' CONSENT

Each of the undersigned Guarantors, intending to be legally bound, hereby acknowledges and agrees that: (i) such Guarantor consents to the foregoing Promissory Note Modification Agreement ("Modification") dated February 3, 2004, by and between SAFE AUTO GROUP, INC., AN OHIO CORPORATION ("Borrower") and NATIONAL CITY BANK, A NATIONAL BANKING ASSOCIATION ("Bank"); (ii) the Guaranty given by such Guarantor to secure the payment of the obligations and indebtedness of Borrower to Bank remains in full force and effect and is unaffected by the Modification; (iii) such Guarantor is bound as if such Guarantor were a party to the Modification; and (iv) such Guarantor hereby reaffirms and restates such Guarantor's absolute and unconditional guaranty of, and agreement to become a surety for, the obligations and indebtedness of Borrower to Bank, whether now existing or hereafter arising, including, but not limited, to those obligations and indebtedness evidenced by the Modification.

                                       GUARANTORS:

Date: Feb. 3rd, 2004                     /s/ Ari Deshe
                                        ----------------------------------------
                                        ARI DESHE, INDIVIDUALLY

                                        /s/ Jon Diamond
                                        ----------------------------------------
Date: Feb. 3rd, 2004                    JON DIAMOND, INDIVIDUALLY

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.